                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   Filed by the Registrant [X]
   Filed by a Party other than the Registrant  [ ]
   Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                               AIM FUNDS GROUP
-------------------------------------------------------------------------------------------------------------------
                                 (Name of Registrant as Specified in Its Charter)
-------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------------------------------

   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act
        Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------------------------------

   (5)  Total fee paid:
-------------------------------------------------------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
-------------------------------------------------------------------------------------------------------------------

   [ ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
-------------------------------------------------------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:
-------------------------------------------------------------------------------------------------------------------

   (3)  Filing Party:
-------------------------------------------------------------------------------------------------------------------

   (4)  Date Filed:
-------------------------------------------------------------------------------------------------------------------

                             AIM MONEY MARKET FUND
                         A PORTFOLIO OF AIM FUNDS GROUP
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                               November 11, 1998

Dear Shareholder,

The attached proxy statement solicits your vote as a holder of Class A Shares of AIM Money Market Fund ("Fund") on an important proposal being recommended by the Board of Trustees. The Fund has scheduled a special meeting of the holders of Class A Shares of the Fund for December 17, 1998. At the special meeting, the Fund will ask holders of its Class A Shares to approve a proposal to reclassify the Class A Shares as AIM Cash Reserve Shares of the Fund. We encourage you to support the recommendation of the Board of Trustees.

The Fund is soliciting votes from persons who were record owners of Class A Shares as of October 30, 1998. If you do not currently own Class A Shares but owned these Shares on October 30, 1998, you are still eligible to vote. While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement. The attached proxy statement gives you further information relating to the proposed plan of reclassification.

Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call (800) 457-0630 during normal business hours. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                          Sincerely,

                                      /s/ ROBERT H. GRAHAM

                                          Robert H. Graham
                                          President

                             AIM MONEY MARKET FUND
                         A PORTFOLIO OF AIM FUNDS GROUP
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

             NOTICE OF SPECIAL MEETING OF HOLDERS OF CLASS A SHARES
                        TO BE HELD ON DECEMBER 17, 1998

TO THE HOLDERS OF CLASS A SHARES OF AIM MONEY MARKET FUND:

     AIM Money Market Fund ("Fund") hereby notifies you, a holder of its Class A Shares, that it is holding a special meeting of holders of Class A Shares. The Fund will hold the meeting on December 17, 1998, at 3:00 p.m., local time, at the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 7046.

     The purposes of the meeting are:

          1. To approve a Plan of Reclassification which will reclassify the Class A Shares of the Fund as AIM Cash Reserve Shares of the Fund. The number and value of shares of the Fund you hold will not change, and you will not have to pay federal income taxes because of the reclassification.

          2. To transact any other business, which the Fund does not currently contemplate, that may properly come before the special meeting, in the discretion of the proxies or their substitutes.

     If you are a record owner of Class A Shares as of the close of business on October 30, 1998, you are entitled to notice of, and to vote at, the special meeting or any adjournments of the meeting.

     PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY. MANAGEMENT OF THE FUND IS SOLICITING THIS PROXY. THE FUND MUST HAVE HOLDERS OF AT LEAST ONE-THIRD OF ITS CLASS A SHARES RETURN PROXIES OR BE PRESENT BEFORE IT CAN HOLD THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS EXERCISE IF YOU SIGN AND SEND THE FUND A REVISED PROXY, IF YOU GIVE WRITTEN NOTICE OF REVOCATION TO THE FUND OR IF YOU VOTE IN PERSON AT THE SPECIAL MEETING.

                                          By order of the Board of Trustees,

                                          Carol F. Relihan
                                          Secretary

November 11, 1998

                                AIM FUNDS GROUP
                             AIM MONEY MARKET FUND
                                 CLASS A SHARES
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                  SPECIAL MEETING OF HOLDERS OF CLASS A SHARES
                          TO BE HELD DECEMBER 17, 1998

                                  INTRODUCTION

THE MEETING

     A special meeting of holders of Class A Shares of AIM Money Market Fund is being held on December 17, 1998 at 3:00 p.m., local time. The place of the meeting is the Fund's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046. The purpose of the meeting is to vote on a Plan of Reclassification ("Plan"). The Plan provides for the reclassification of the Class A Shares as AIM Cash Reserve Shares ("Cash Reserve Shares") of the Fund.

     AIM Money Market Fund is a series portfolio of AIM Funds Group, a Delaware business trust. In this proxy statement, Fund will mean either the business trust or AIM Money Market Fund, as appropriate.

REASONS FOR THE MEETING

     The Fund offers four classes of its shares. Of these classes, two have nearly identical expense structures: Class A Shares and Cash Reserve Shares. The sole difference between the Class A Shares you own and the Cash Reserve Shares is that when you buy Class A Shares, you pay an initial sales charge, but when you buy Cash Reserve Shares, you do not pay an initial sales charge. In all other respects, shares of these classes are the same.

     The Board of Trustees has concluded that, with the advancement of technology, the original reason for offering Class A Shares no longer exists. The Fund historically offered Class A Shares in connection with a periodic, dollar-cost averaging investment program. This program allowed investors to pay an initial sales charge on Fund shares and then periodically exchange those shares at net asset value for other fixed income or equity funds in The AIM Family of Funds-- Registered Trademark --. Today, the Fund's transfer agent is better able to track an investor's purchases. As a result, when an investor exchanges shares from one fund in The AIM Family of Funds to another fund, the transfer agent can easily determine whether an initial sales charge is due.

     The Board of Trustees also believes that all holders of Class A and Cash Reserve Shares may benefit from a reduction in certain expenses, such as state registration fees, that may occur because of the reclassification of the Class A Shares. Reclassification of the Class A Shares should also make it easier for investors to purchase Fund shares by eliminating the need to make a choice between classes of shares that are essentially identical.

     The Board of Trustees concluded that it was in the best interests of shareholders to adopt the Plan, and has recommended its approval by holders of Class A Shares.

     If the holders of Class A Shares approve the Plan, the Fund will reclassify the Class A Shares as Cash Reserve Shares as of December 21, 1998 at 9:00 a.m. Eastern Time. Since the Fund seeks to maintain a constant net asset value of $1.00 per share, regardless of class, the number of shares you own in the Fund will not change as a result of the reclassification. In addition, you will not have to pay federal income taxes as a result of the reclassification.

VOTING INFORMATION

     You may vote at the meeting if you own Class A Shares of the Fund as of the close of business on October 30, 1998. On that date, 461,179,487 Class A Shares were outstanding. Each share you own has one vote. A fractional share has a fractional vote. The Board of Trustees is asking you to vote in favor of the Plan.

     The Fund has sent you a proxy with this proxy statement. The proxy states that Charles T. Bauer, Robert H. Graham and Carol F. Relihan will act as proxies on your behalf in voting your shares at the meeting. If you want these persons to vote your shares, you must sign your proxy and return it to the Fund before the meeting. If you give these persons instructions on your proxy, they will follow them. If you send back a signed proxy but do not give them instructions, they will vote your shares FOR the Plan. If any other matter comes up at the meeting, they will also vote as management advises. The Board of Trustees is not aware of any other matters that may arise at the meeting.

     The holders of at least one-third of the outstanding Class A Shares must be present at the meeting or represented by proxy for the Fund to conduct business. Approval of the Plan requires the affirmative vote of a majority of the votes cast at the meeting. If you return an executed proxy but abstain from voting, the Fund will count your shares as present at the meeting but not as votes cast. Broker non-votes also count as present at the meeting but not as votes cast. A broker non-vote arises when a broker does not receive direction from an underlying beneficial owner on how to vote the shares and the broker does not have the authority to vote the shares on its own.

     You have the right to revoke your proxy at any time prior to the meeting. You can do so by signing a new proxy or by sending the Secretary of the Fund a notice of revocation. If you attend the meeting, you may withdraw your proxy and vote in person.

     In the absence of a quorum, the Fund may adjourn the meeting to solicit additional votes. The proxies will vote in favor of adjournment votes cast in favor of the Plan. An adjournment requires the affirmative vote of a majority of the votes cast.

     The Fund has hired Shareholder Communications Corporation to help it solicit proxies. The Fund expects to pay this solicitor approximately $18,000 for its services. Solicitation of proxies will occur by mail, telephone, facsimile, telegraph or personal interview. The officers of the Fund do not receive money from the Fund for their solicitation efforts. The Fund will pay for solicitation costs and other costs incurred for the meeting. If brokers and other firms incur expenses when they forward this proxy statement to beneficial owners, the Fund will pay for those expenses.

     The Fund intends to mail this proxy statement and the proxy on or about November 11, 1998.

                      APPROVAL OF PLAN OF RECLASSIFICATION

INTRODUCTION

     At the meeting, holders of Class A Shares are being asked to approve the Plan. The Plan provides for the reclassification of Class A Shares as Cash Reserve Shares. In the event holders of Class A Shares approve the Plan, the proportionate undivided interest in the net assets of the Fund attributable to the Class A Shares shall become a part of the proportionate undivided interest in the net assets of the Fund attributable to the Cash Reserve Shares. In exchange, holders of Class A Shares will receive the same number of Cash Reserve Shares as the number of Class A Shares that they owned immediately before the Reclassification. The Class A Shares will then be canceled. The net asset value of each Cash Reserve Share will be the same as the net asset value of the Class A Shares so reclassified. A copy of the Plan is attached as Exhibit A to this Proxy Statement.

     Following the reclassification, A I M Advisors, Inc. ("AIM Advisors") will continue to manage the Fund's investments in accordance with the Fund's investment objectives and policies. Cash Reserve Shares may be purchased and redeemed in the same manner as Class A Shares, except that Cash Reserve Shares are not subject to an initial sales charge. The various services currently provided to Class A Shareholders will not be affected by the reclassification. You may exchange Cash Reserve Shares issued to you in connection with the reclassification for Class A Shares of other funds in The AIM Family of Funds without incurring a sales charge. If you buy other Cash Reserve Shares, however, and exchange those shares for Class A Shares of other funds in The AIM Family of Funds, you may pay a sales charge when you make the exchange. You may benefit from the delay in paying an initial sales charge if you do not exchange those Cash Reserve Shares for Class A Shares of other funds immediately after you purchase your Cash Reserve Shares. See "Effects of the Reclassification."

     The Fund will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reclassification will constitute a tax-free classification for federal income tax purposes. Thus, holders of Class A Shares will not have to pay federal income taxes as a result of the reclassification. See "Additional Information about the Plan -- Federal Tax Consequences."

BOARD CONSIDERATIONS AND REASONS FOR THE RECLASSIFICATION

     The Board of Trustees of the Fund determined that the proposed reclassification of Class A Shares as Cash Reserve Shares is in the best interests of the shareholders, and recommended approval of the Plan by the holders of Class A Shares at the meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

     At a meeting of the Board of Trustees held on September 25, 1998, AIM Advisors proposed that the Board of Trustees approve the proposed Plan. The Trustees received from AIM Advisors written materials that described the structure and tax consequences of the proposed reclassification and contained information concerning Class A Shares and Cash Reserve Shares, including comparative total return and fee and expense information.

     The Trustees noted that the Class A Shares and Cash Reserve Shares are essentially identical. Since the two classes represent interests in the same investment portfolio (the Fund), they share the Fund's investment objectives, policies and restrictions. The Fund's investment adviser and custodian provide services to the Fund as a whole, and not to individual classes of shares. The Fund's distributor and transfer agent provide services on a class basis, and are the same for each class. The expense ratios for the Class A Shares and the Cash Reserve Shares for the fiscal year ended December 31, 1997 were the same. The only difference between the two classes is that Class A Shares are sold subject to an initial sales charge.

     Class A Shares were initially created and available for those investors that desired to invest in a money market fund initially, and then periodically transfer moneys from that fund to other fixed income and equity funds. Investors would purchase Class A Shares subject to an initial sales charge. The investor would later exchange the Class A Shares for Class A shares of other fixed income or equity funds and not pay a sales charge upon the exchange. Since this program began, the Fund's transfer agent has developed more sophisticated technology which permits it to track more easily whether investors have paid sales charges on shares purchased. AIM Advisors informed the Board of Trustees that it has concluded Class A Shares are no longer needed to address current marketplace needs. The Board of Trustees believes that it will be less expensive for shareholders desiring to make periodic investments in The AIM Family of Funds to use Cash Reserve Shares, since any applicable sales charges will not be paid until an investor purchases shares that are subject to an initial sales charge. The Board of Trustees also concluded that all shareholders of the combined classes might benefit from a reduction in certain expenses, such as state fees for registration of mutual fund shares and other economies of scale. Reclassification of the Class A Shares should also make it easier for investors to purchase Fund shares by eliminating the need to make a choice between classes of shares that are essentially identical.

     The Board of Trustees noted that no initial sales or other charges would be imposed on any of the Cash Reserve Shares acquired by the holders of Class A Shares in connection with the reclassification. In addition, the Board noted that the Cash Reserve Shares issued in exchange for the Class A Shares as a result of the reclassification will continue to be eligible to be exchanged for Class A shares of any of The AIM Family of Funds at net asset value. Finally, the Board of Trustees reviewed the principal terms of the Plan. The Board of Trustees noted that the Fund would receive an opinion of counsel that the reclassification would be tax-free as to the Fund and its holders of Class A Shares.

     Based upon their evaluation of the information presented to them, the Board of Trustees determined that the reclassification is in the best interest of the shareholders and recommended the approval of the Plan by the holders of Class A Shares at the meeting.

EFFECT OF THE RECLASSIFICATION

     The Class A Shares and Cash Reserve Shares are two of four separate classes of shares of beneficial interest of the Fund. On October 30, 1998, the net assets of Class A Shares were $460,207,149 and Cash Reserve Shares were $411,011,404. As a result of the reclassification, all of the issued and outstanding Class A Shares will become Cash Reserve Shares. The stock records of the Fund will be revised to show each holder of outstanding Class A Shares to be the owner of an equal number of Cash Reserve Shares and the cancellation of all of the outstanding Class A Shares. All Cash Reserve Shares issued in connection with the reclassification will continue to be eligible to be exchanged for Class A Shares of any of The AIM Family of Funds without payment of an initial sales charge.

     Class A Shares and Cash Reserve Shares are essentially identical. As separate classes of the Fund, the Class A Shares and the Cash Reserve Shares share the Fund's investment objective of seeking as high a level of current income as is consistent with the preservation of capital and liquidity. The existing investment advisory agreement for the Fund will not change as a result of the reclassification since it pertains to the management of the assets of the Fund as a whole. There will be no changes in operating expenses and no changes in the way AIM Advisors will manage, advise or operate the Fund. Cash Reserve Shares have the same voting rights, dividend rights and liquidation rights as Class A Shares except that in calculating the amount of dividends paid, the Class A Shares and Cash Reserve Shares each bear their respective class expenses. Cash Reserve Shares may be purchased, exchanged and redeemed in the same manner as Class A Shares, except that Cash Reserve Shares are not subject to an initial sales charge. As with Class A Shares, dividends from net investment income on Cash Reserve Shares are declared daily and paid monthly while distributions of net realized capital gains are made annually.

                     ADDITIONAL INFORMATION ABOUT THE PLAN

TERMS OF THE RECLASSIFICATION

     The terms and conditions under which the reclassification may be consummated are set forth in the Plan. The principal provisions of the Plan are described below.

TRANSFER OF ASSETS AND LIABILITIES

     At the effective time of the reclassification, all of the issued and outstanding Class A Shares shall be reclassified and become Cash Reserve Shares, and thereafter shall have the attributes of Cash Reserve Shares. After the effective time, (i) the proportionate undivided interest in the net assets of the Fund attributable to the Class A Shares shall become a part of the proportionate undivided interest in the net assets of the Fund attributable to the Cash Reserve Shares, (ii) the books and records of the Fund relating to the Class A Shares shall become a part of the books and records of the Fund relating to the Cash Reserve Shares.

     Each holder of record of Class A Shares will receive that number of Cash Reserve Shares representing interests with an aggregate net asset value equal to the aggregate net asset value of the Class A Shares held by such holder at the effective time of the reclassification. This will be accomplished by the establishment of an open account on the stock records of the Fund in the name of each holder of Class A Shares representing the respective number of Cash Reserve Shares due such holder. Simultaneously with such crediting of Cash Reserve Shares to the holders of record, the Class A Shares held by such holders shall be canceled.

     As soon as practicable after the effective time of the reclassification, the Fund shall amend its Agreement and Declaration of Trust to eliminate the Class A Shares of the Fund as a class established thereunder, and shall take any and all other action necessary to reflect the reclassification of the Class A Shares as Cash Reserve Shares.

     The consummation of the reclassification is expected to occur on December 21, 1998 at 9:00 a.m. Eastern Time, or such later date and time as the officers of the Fund shall determine.

OTHER TERMS

     Prior to the reclassification, the Fund must receive:

     - such authority, including "no-action" letters, and orders from the Securities and Exchange Commission and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by the Plan;

     - an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Plan will not, in and of itself, give rise to the recognition of income, gain or loss for Federal income tax purposes to the holders of Class A Shares;

     - an opinion of Ballard Spahr Andrews & Ingersoll, LLP, addressed to and in form and substance satisfactory to the Fund, to the effect that the Plan has been duly authorized and approved by all requisite action of the Fund and the holders of Class A Shares; and

     - a certificate of an officer of the Fund stating that the Plan has been approved by the holders of Class A Shares at a special meeting by the affirmative vote of a majority of the voting securities cast at the meeting and that holders of more than one third ( 1/3) of the voting securities of Class A representing an interest in such Class A and entitled to vote on the Plan were present or represented by proxy.

     The Fund may terminate the Plan with the approval of its Board of Trustees at any time prior to the effective time, notwithstanding its approval by the holders of Class A Shares if, in the judgment of such Board, proceeding with the Plan would be inadvisable.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the reclassification and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The reclassification should not be treated as an exchange in which gain or loss is recognized for Federal income tax purposes, with the principal Federal income tax consequences that: (i) no gain or loss will be recognized by any shareholder of the Fund upon the exchange of Class A Shares solely for Cash Reserve Shares; (ii) the tax basis of the Cash Reserve Shares to be received by a holder of Class A Shares will be the same as the tax basis of the Class A Shares surrendered in exchange therefor; and (iii) the holding period of the Cash Reserve Shares to be received by a holder of Class A Shares will include the holding period for which such holder held the Class A Shares exchanged therefor.

     As a condition to the reclassification, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to the Fund as to the foregoing Federal income tax consequences of the reclassification, which opinion will be conditioned upon the accuracy, as of the date of reclassification, of certain representations of the Fund upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Plan): (1) each Class A Share and each Cash Reserve Share will represent an equal pro rata interest in the Fund and will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, designations, terms, and conditions, except that: (a) the Class A Shares and Cash Reserve Shares will have a different class designation, (b) the Class A Shares are subject to an initial sales charge, (c) the Class A Shares and Cash Reserve Shares have had different exchange privileges with respect to an exchange of Fund shares for shares of another fund of the AIM Family of Funds and (d) in calculating the amount of dividends paid, the Class A Shares and Cash Reserve Shares each bear their respective class expenses (which class expenses currently represent the same percentage of average net assets annually); (2) the Fund does not have outstanding any warrants, options, convertible securities, or similar instruments under which any person could acquire any beneficial interest in the Fund and the Fund has no present intention of ever offering any options, warrants, convertible securities, or similar instruments under which any person could acquire any beneficial interest in the Fund, except for the issuance of additional shares at net asset value in the normal course of its business as a open-end diversified management investment company (or as a series thereof) under the Investment Company Act of 1940 (the "1940 Act"); (3) the reclassification will in no way alter the historic business of the Fund, and the Fund, both before and after the reclassification, will pursue the same unique investment objective spelled out in its prospectus; (4) the reclassification is part of an isolated transaction as to particular shareholders, and the management of the Fund has no plan or intention to increase periodically the proportionate interest of any holder of a particular class of shares of the Fund in the assets or earnings and profits of the Fund at the expense of other holders of beneficial interests in the Fund; (5) to the best of the knowledge of the management of the Fund, there is no plan or intention on the part of any holder of Class A Shares (or any group of such holders) that such holder present to the Fund for redemption the Cash Reserve Shares that such holder will receive upon the reclassification, although individual investors may, in the ordinary course of investing, decide to dispose of their interests at any time and the management of the Fund has no knowledge of the individual investment strategies of any particular investor; (6) the Fund has no plan or intention to redeem or otherwise reacquire shares that have been or will be issued, other than in the ordinary course of its business as a regulated investment company operating under the Investment Company Act of 1940; (7) the Fund paid, or will pay, and the shareholders have paid or will pay, their respective expenses, if any, in connection with the reclassification; and (8) the fair market value of the Cash Reserve Shares to be received by holders of Class A Shares will be equal to the fair market value of such Class A Shares immediately before the reclassification.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE RECLASSIFICATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER OF CLASS A SHARES. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO YOU OF THE RECLASSIFICATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

                             FINANCIAL INFORMATION

     The audited financial statements of the Fund and the report thereon by KPMG Peat Marwick LLP, are set forth in the annual report of the Fund. The unaudited interim financial statements for the Fund for the six-month period ended June 30, 1998, are set forth in the Semiannual Report of the Fund.

     The Fund will provide, without charge, to each person solicited by this proxy statement, on the oral or written request of any such person, a copy of the annual and semi-annual reports as filed with the Securities and Exchange Commission for its most recent fiscal year. Oral requests may be made by contacting the fund at (800) 347-4246. Written requests should be sent to the address appearing on the first page of this proxy statement.

                                 OTHER MATTERS

     The trustees do not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment in the best interest of shareholders.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SIGNIFICANT HOLDERS

     To the best knowledge of the Fund, the names and addresses of the record holders of 5% or more of the outstanding Class A Shares and Cash Reserve Shares as of October 30, 1998, and the amount of the outstanding shares owned by such holders, are set forth below. The Fund has no knowledge of shares held beneficially.

                                                                             PERCENT
                                                              PERCENT        OWNED OF
                                                              OWNED OF      RECORD AND
                                                               RECORD      BENEFICIALLY
                                                              --------     ------------
AIM Cash Reserve Shares
  GT Global, Inc............................................   10.89%          -0-
  Attn: David Hessel
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1452

  A I M Fund Services, Inc.
  AIM Family of Funds Shareholders..........................    6.68%          -0-
  Redemption Account
  Attn: R. Frazier
  11 Greenway Plaza, Suite 100
  Houston, TX 77046-1452

OWNERSHIP OF OFFICERS AND TRUSTEES

     To the best of the knowledge of the Fund, the beneficial ownership of shares of the Fund by officers and trustees of the Fund as a group constituted less than 1% of the outstanding shares of such fund as of October 30, 1998.

                     ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISER AND ADMINISTRATOR

     A I M Advisors, Inc. 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the Fund's investment adviser. Currently, AIM Advisors also provides the services of the Fund's principal financial officer and his staff, and fund accounting services.

     In addition, pursuant to the terms of a transfer agency and service agreement, A I M Fund Services, Inc., a wholly owned subsidiary of AIM Advisors and a registered transfer agent, provides transfer agency, dividend distribution and disbursement and shareholder services to the Fund. Its principal address is P.O. Box 4739, Houston, Texas 77210-4739.

DISTRIBUTOR

     A I M Distributors, Inc., a registered broker-dealer and a wholly owned subsidiary of AIM Advisors, acts as the distributor of Class A, Class B, Class C and Cash Reserve Shares of the Fund. Its address is P.O. Box 4739, Houston, Texas 77210-4739.

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Trustees of the Fund has selected KPMG Peat Marwick, LLP as independent public accountants for the fiscal year ending December 31, 1998. KPMG Peat Marwick LLP has served as the Fund's independent public accountants since 1993 and is expected to be present at the meeting and available to answer questions.

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposal to AIM Funds Group at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, proposals must be received a reasonable time before a solicitation is made and must comply with applicable law.

                                          By order of the Board of Trustees,

                                          Carol F. Relihan
                                          Secretary

November 11, 1998

                                                                       EXHIBIT A

                            PLAN OF RECLASSIFICATION
                                    FOR THE
                                 CLASS A SHARES
                                       OF
                             AIM MONEY MARKET FUND
                           AN INVESTMENT PORTFOLIO OF
                                AIM FUNDS GROUP

     This Plan of Reclassification for the Class A shares of AIM Money Market Fund (the "Fund"), an investment portfolio of AIM Funds Group ("AFG"), is dated this 25th day of September, 1998.

     WHEREAS, AFG is a Delaware business trust and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Fund is an investment portfolio of AFG representing a separate series of shares of beneficial interest of AFG that is operated as a money market fund in accordance with Rule 2a-7 adopted under the 1940 Act;

     WHEREAS, the shares of beneficial interest in the Fund have been divided into Class A shares, Class B shares, Class C shares and Cash Reserve shares;

     WHEREAS, the Class A shares of the Fund were created for investors wishing to use a money market fund as part of a dollar cost averaging program for investment in mutual funds included in the AIM Family of Funds having a front end sales load;

     WHEREAS, the Board of Trustees of AFG has reviewed the current need for, operational aspects of and use of Class A shares, together with alternative classes of shares of the Fund available to investors, taking into consideration investment objectives, policies, restrictions, fees and expenses; and

     WHEREAS, the Board of Trustees of AFG has determined that the Cash Reserve class of shares of the Fund is substantially similar to the Class A shares, and that it would be in the best interests of the Class A shareholders and the Cash Reserve shareholders of AFG for the Class A shares to be reclassified as Cash Reserve shares of AFG.

     NOW, THEREFORE, the Class A shares of the Fund shall be reclassified as Cash Reserve shares of the Fund, subject to and on the following terms and conditions:

          1. APPROVAL OF SHAREHOLDERS. A meeting of the holders of the Class A shares shall be duly called and constituted for the purpose of acting upon this Plan of Reclassification and the transactions contemplated herein (the "Plan of Reclassification"). Approval by such shareholders of this Plan of Reclassification shall authorize AFG to take the actions required to effect the Plan of Reclassification.

          2. PLAN OF RECLASSIFICATION.

             (a) At the Effective Time described in Section 3 below, all of the issued and outstanding Class A shares shall be reclassified and become Cash Reserve shares, and thereafter shall have the attributes of Cash Reserve shares. After the Effective time, (i) the proportionate undivided interest in the net assets of the Fund attributable to the Class A shares shall become a part of the proportionate undivided interest in the net assets of the Fund attributable to the Cash Reserve shares, (ii) the expenses, costs, charges and reserves allocated to the Class A shares immediately prior to the Effective Time shall become expenses, costs, charges and reserves of the Cash Reserve shares, and
        (iii) the books and records of the Fund relating to the Class A shares shall become a part of the books and records of the Fund relating to the Cash Reserve shares.

             (b) Each shareholder of record of Class A shares will receive that number of Cash Reserve shares representing interests with an aggregate net asset value equal to the aggregate net asset value of the Class A shares held by such shareholder at the Effective Time. Such issuance will be accompanied by the establishment of an open account on the records of the Cash Reserve class in the name of each such shareholder of Class A shares and representing the respective number of Cash Reserve shares due such shareholder. Fractional Cash Reserve shares will be carried to the third decimal place. Certificates representing Cash Reserve shares generally will not be issued. Simultaneously with such crediting of Cash Reserve shares to the shareholders of record, the Class A shares held by such shareholders shall be canceled.

             (c) As soon as practicable after the Effective time, AFG shall amend its Amended and Restated Agreement and Declaration of Trust to eliminate the Class A shares of the Fund as a Class established thereunder, and shall take any and all other action necessary to reflect the reclassification of the Class A shares as Cash Reserve shares.

          3. EFFECTIVE TIME OF THE RECLASSIFICATION. The consummation of the reclassification of the Class A shares contemplated by this Plan of Reclassification shall occur on December 21, 1998 at 9:00 a.m. Eastern Time or such later date and time as the officers of AFG shall determine (the "Effective Time").

          4. CONDITIONS PRECEDENT. The obligations of AFG to effectuate the Plan of Reclassification shall be subject to the satisfaction of each of the following conditions:

             (a) Such authority, including "no-action" letters, and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions, as may be necessary to permit the parties to carry out the transactions contemplated by this Plan of Reclassification, shall have been received.

             (b) AFG shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") to the effect that consummation of the transactions contemplated by this Plan of Reclassification will not, in and of itself, give rise to the recognition of income, gain or loss for Federal income tax purposes to the Class A shareholders or to the Fund.

             (c) AFG shall have received an opinion of BSA&I, dated as of the Effective Time, addressed to and in form and substance satisfactory to AFG, to the effect that this Plan of Reclassification has been duly authorized and approved by all requisite action of AFG and the holders of the Class A shares.

             (d) This Plan of Reclassification shall have been approved by the Class A shareholders at an annual or special meeting by the affirmative vote of a majority of the voting securities cast at a meeting considering the Plan of Reclassification if the holders of more than one third (1/3) of the voting securities of Class A representing an interest in such Class A and entitled to vote on the Plan of Reclassification are present or represented by proxy.

          At any time prior to the Effective Time, any of the foregoing conditions may be waived by AFG if, in the judgment of its Board of Trustees, such waiver will not have a material adverse effect on the benefits intended under this Plan of Reclassification for the Class A shareholders.

          5. TERMINATION. AFG may terminate this Plan of Reclassification with the approval of its Board of Trustees at any time prior to the Effective Time, notwithstanding approval thereof by the Class A shareholders if, in the judgment of such Board, proceeding with the Plan of Reclassification would be inadvisable.

          6. FURTHER ASSURANCES. AFG shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
 ................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:


                                                                   FOR     AGAINST    ABSTAIN
1.   To approve a Plan of Reclassification which will reclassify   |_|       |_|        |_|
     the Class A Shares of the Fund as AIM Cash Reserve Shares
     of the Fund.


2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS
   AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ...............................................................................
PROXY                                                                     PROXY
                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                     AIM MONEY MARKET FUND - CLASS A SHARES
                        (a portfolio of AIM Funds Group)

           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS December 17, 1998

The undersigned hereby appoints Charles T. Bauer, Robert H. Graham and Carol F. Relihan, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Class A Shares of AIM Money Market Fund ("Fund"), a portfolio of AIM Funds Group, to be held on December 17, 1998 at 3:00 p.m. Central time and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME APPEARS ON THIS
                                                PROXY CARD. All joint owners
                                                should sign. When signing as
                                                executor, administrator,
                                                attorney, trustee or guardian
                                                or as custodian for a minor,
                                                please give full title as
                                                such. If a corporation,
                                                please sign in full corporate
                                                name and indicate the
                                                signer's office. If a
                                                partner, sign in the
                                                partnership name.


                                                -----------------------------
                                                Signature


                                                -----------------------------
                                                Signature (if held jointly)

                                                Dated
                                                     ------------------------